SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 16, 2003
                                                          --------------




                         First National Bancshares, Inc.
                        --------------------------------
                          (Exact name of registrant
                          as specified in its charter)




South Carolina               333-87503                          58-2466370
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(State or other            (Commission                     (I.R.S. Employer
jurisdiction of           File Number)                     Identification No.)
incorporation)




              215 N. Pine Street, Spartanburg, South Carolina 29302
               -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (864) 948-9001
                                                           --------------




                               Not Applicable
                             ------------------
      (Former name or former address, if changed since last report.)


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Item 9. Regulation FD Disclosure.
On April 16, 2003, First National Bancshares, Inc., holding company for First National Bank of Spartanburg, issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.
Pursuant to interim guidance issued by the Securities and Exchange Commission relating to Item 12 filing requirements, the Company has furnished the information required by Item 12 under Item 9 herein.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIRST NATIONAL BANCSHARES, INC.



                                            By:      /s/ Jerry L. Calvert
                                               --------------------------------
                                            Name:    Jerry L. Calvert
                                            Title:   Chief Executive Officer

Dated: April 17, 2003



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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1     Earnings Press Release for the quarter ended March 31, 2003






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